Exhibit 99.2

Transforming Community - Based Healthcare Corporate Presentation April 2021

Safe Harbor and Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informatio nal purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential b us iness combination between LumiraDx Limited (“LumiraDx”) and CA Healthcare Acquisition Corp. (“CAH”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent pe rmitted by law, in no circumstances will CAH, LumiraDx or any of their respective subsidiaries, stockholders, affiliates, rep res entatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentat ion , its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation there to or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of LumiraDx or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of LumiraDx and of the rele va nce and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You shoul d c onsult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described he rei n. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of CAH for their consideration and approval at a spec ial meeting of stockholders. LumiraDx intends to file a registration statement on Form F - 4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements and be distributed to holders of CAH’s common stock in connection with CAH’s solicitation for proxies for the vote by CAH’s stock hol ders in connection with the proposed business combination and other matters as described in the Registration Statement, as we ll as the prospectus relating to the offer of the securities to the issued to CAH’s shareholders in connection with the completion of the business combination. After the Registration Statement has been f ile d and declared effective, CAH will mail a definitive e proxy statement and other relevant documents to its stockholders as of th e record date established for voting on the proposed business combination. CAH’s stockholders and other interested parties are advised to read, once available, the preliminary proxy state men t and any amendments thereto and, once available, the definition proxy statement / prospectus, in connection with CAH’s solic ita tion of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information ab out CAH, LumiraDx and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive pro xy statement / prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by CAH, witho ut charge, at the SEC’s website located at www.sec.gov or by directing a request to 99 Summer Street, Suite 200, Boston, MA 0211 0, Attention: [name of CAH contact] ([email address]). This Presentation does not constitute a solicitation of any a proxy. CAH and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxi es from CAH’s stockholders in respect of the Proposed Business Combination and the other matters set forth in the definitive pro xy statement / prospectus. Information regarding CAH’s directors and executive officers is available under the heading “Management” in CAH’s final prospectus dated January 26, 2021. Additional i nfo rmation regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by sec uri ty holdings or otherwise, will be contained in the proxy statement / prospectus relating to the Proposed Business Combination when it becomes available. Stockholders, potential investors and other interest ed persons should read the proxy statement / prospectus carefully when it becomes available. FORWARD - LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward - looking statements. Forward - looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “an ticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate f utu re events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limi ted to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, w het her or not identified in this Presentation, and on the current expectations of LumiraDx’s and CAH’s management and are not pr edi ctions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a gua rantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are diff icu lt or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of LumiraDx and CAH. These forward - look ing statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market , f inancial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to LumiraDx; the inability of the parties to successfully or tim ely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, ar e delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockho lde rs of CAH or LumiraDx is not obtained; the failure to realize the anticipated benefits of the Proposed Business Combination; ris ks relating to the uncertainty of the projected financial information with respect to LumiraDx; risks related to the rollout of LumiraDx’s business and the timing of expected business milestones; the eff ects of competition on LumiraDx’s future business; the amount of redemption requests made by CAH’s public stockholders; the a bil ity of CAH or the combined company to issue equity or equity - linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future and those factors d isc ussed in CAH’s final prospectus dated January 26, 2021 and any Quarterly Report on Form 10 - Q, in each case, under the heading “R isk Factors,” and other documents of CAH or LumiraDx filed, or to be filed, with the SEC. If any of these risks materialize or CAH’s or LumiraDx’s assumptions prove incorrect, actual results cou ld differ materially from the results implied by these forward - looking statements. There may be additional risks that neither CA H nor LumiraDx presently know or that CAH and LumiraDx currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In additio n, forward - looking statements reflect CAH’s and LumiraDx’s expectations, plans or forecasts of future events and views as of the date of this Presentation. CAH and LumiraDx anticipate that subsequent events and developments will cause CAH’s and LumiraDx’s assessments to change. However, while CAH and LumiraDx may elect to u pda te these forward - looking statements at some point in the future, CAH and LumiraDx specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing CAH’s and LumiraDx’s assessments as of any date subsequent to the date of this Presentation. Accordingly, und ue reliance should not be placed upon the forward - looking statements. Neither LumiraDx, CAH, nor any of their respective affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA This presentation includes statistical and other industry and market data that we obtained from industry publications and res ear ch, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry p ubl ications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or co mpleteness of such information. CAH and LumiraDx believe that these third - party sources and estimates are reliable, but have not independently verified them. LumiraDx’s estimates of the potential market opportunities for its Platform include several key assumptions based on industry knowledge, industry publications, thi rd - party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportu nit ies. While LumiraDx and CAH believe that their own internal assumptions are reasonable, no independent source has verified such assumptions. The industry in which LumiraDx operates is s ubj ect to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materia lly from those expressed in the estimates made by third parties and by LumiraDx or CAH. USE OF PROJECTIONS This Presentation contains projected financial information with respect to LumiraDx, including, but not limited to, estimated re sults for fiscal year 2021. Such projected financial information constitutes forward - looking information, and is for illustrativ e purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are su bject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause act ual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” paragraph above. Actual results may differ materially from the results contemplate d by the financial forecast information contained in this Presentation, and the inclusion of such information in this Present ati on should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither CAH’s nor LumiraDx’s independent auditors have audited, reviewe d, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, an d accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON - GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgate d under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be prese nte d differently in, any proxy statement/prospectus or registration statement to be filed by CAH with the SEC. Some of the financial information and data contained in this Presentation, have no t b een prepared in accordance with United States generally accepted accounting principles (“GAAP”). CAH and LumiraDx believe the se non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to LumiraDx’s financial cond iti on and results of operations. LumiraDx’s management uses these non - GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. CAH and LumiraDx believe that the use of these non - GAAP financial measures provides an additional tool for in vestors to use in evaluating projected operating results and trends in and in comparing LumiraDx’s financial measures with ot her similar companies, many of which present similar non - GAAP financial measures to investors. The principal limitation of these non - GAAP financial measures is that they are subject to inher ent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or includ ed in determining these non - GAAP financial measures. TRADEMARKS AND TRADE NAMES LumiraDx and CAH own or have rights to various trademarks, service marks and trade names that they use in connection with the op eration of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third pa rti es, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and doe s n ot imply, a relationship with LumiraDx or CAH, or an endorsement or sponsorship by or of LumiraDx or CAH. Solely for convenie nce , the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Lumi raD x or CAH will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to th ese trademarks, service marks and trade names. 2 Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

CA Healthcare Acquisition Corp. (CAHC) Overview Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Tom Cibotti – CAHC Advisor CA Healthcare Acquisition Corp. (CAHC) is a NASDAQ listed SPAC which completed its $115MM IPO on January 29 th , 2021 Sponsor group has decades of experience with high - growth healthcare companies M&A Advisors Healthcare Focused Private Equity David Lang Afsaneh Naimollah David Klein Healthcare Private Equity Investor Former CEO Former Head of Technology Investment Banking Jeff Barnes President & CFO Larry Neiterman Chairman & CEO Former COO of Deloitte Global Consulting Former CEO of Phillips Canada Managing Member of CAHC Sponsor LLC CEO and Managing Director of Covington Advised on over 200 transactions including focus of over 20 years in diagnostics Lead Transaction Advisor Sponsor Group SPAC Overview Operationally Led Management Team Board of Directors 3

Investment Thesis Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. CAHC was formed to invest in a high growth healthcare company positioned for long - term success in the public markets Leader in an attractive and growing healthcare market Consistent revenue growth of 20%+ YoY Capable of operating as a public company Interested in partnering with trusted SPAC team with public market currency Target Criteria Strong relationship with a management team with a long - term track record of success P Large market opportunity improving care pathways and outcomes at the point of care P Platform validation and global revenue acceleration with blue - chip customers, including CVS, NHS, and The Gates Foundation P Robust assay pipeline P Well positioned for long - term shareholder value creation P LumiraDx Investment Thesis 4

Dorian LeBlanc, C.P.A. CFO and Vice President, Global Operations LumiraDx’s Proven Track Record Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Veronique Ameye Executive Vice President and General Counsel Nigel Lindner, Ph.D. Chief Innovation Officer Pooja Pathak Vice President, Platform Strategy Jerry McAleer, Ph.D. Chief Scientist, Co - Founder and Director Dave Scott, Ph.D. Chief Technology Officer, Co - Founder and Director Ron Zwanziger CEO, Co - Founder, Chairman and Director Peter Scheu President, North American Commercial Operations David Walton, D.M.S. Chief Commercial Officer Tom Quinlan General Manager, Health IT INVERNESS Sold to J&J for $1.3B ALERE Sold to Abbott for $8.2B MEDISENSE Sold to Abbott for $900M Founded in 2014 5

Our Mission Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. We are focused on transforming community - based healthcare by providing fast, accurate and comprehensive diagnostic information to healthcare providers at the point of need, thereby enabling better medical decisions leading to improved outcomes at lower cost. Our diagnostic solutions are designed to be affordable and accessible for every individual around the world. 6

Current Point of Care (POC) Solutions Have Major Limitations The traditional approach to POC test development has limited scalability and has resulted in ineffective, inefficient and costly solutions 7 Poor clinical performance in areas of high clinical need Limited test menu High cost of total ownership Flu A/B, RSV, Strep Lipid Profile, Glucose HbA1c, CRP, ACR TNI, CK - MB, Myoglobin, BNP, D - Dimer, TOX Flu A/B, RSV, Strep INR Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

Healthcare Providers Need Solutions to Combat the Proliferation of Instruments at the POC 8 HbA1c Mono INR Glucose Flu Strep Urinalysis Pregnancy Flu Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Typical Physician Office Lab

We Have Developed and Commercialized an Innovative, Disruptive Solution for POC Testing Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Consolidating multiple POC systems onto a single instrument, The LumiraDx Platform is designed to be a one - stop solution to transform diagnostic testing and health outcomes around the world 9 Lab - comparable performance in minutes Broad menu of tests on a single instrument Low cost of ownership

Reference Labs 10 Comprehensive COVID - 19 Portfolio Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Decentralization Partnering with governments, health systems, retail chains, enterprises and global foundations to deploy next - generation testing across healthcare, community, workplace and home settings. Antigen/Antibody Antigen Pool Antigen RNA STAR POC Labs Professional - Led Screening Home / Consumer Venues Note: LumiraDx SARS - CoV - 2 Antibody and LumiraDx SARS - CoV - 2 Antigen Pool are available under CE Mark only; not available in the US *The Amira System is in development and is subject to regulatory approval, authorization or clearance. COVID - 19 accelerated the go - to - market strategy for technology that LumiraDx has been developing for years Open Molecular Systems LumiraDx Platform LumiraDx Platform *Amira System

>$6B TAM Lab Solutions 11 Note 1: 2021 Global Total Addressable Market: Company estimates only include products on market and in development Note 2: Lab Solutions and Amira TAM includes COVID - 19 only; Platform TAM includes POC COVID and other products on market and in development Infectious Disease Infectious Disease Infectious Disease Cardiovascular Disease Cardiovascular Disease Diabetes Diabetes Coagulation Disorders Coagulation Disorders Commercial In Development Potential Opportunity Key Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. $31B TAM Platform $5 - 15B TAM Amira System Multiple Testing Solutions Beyond COVID to Improve Performance, Speed and Cost from Lab to Home

Global Sales and Channel Partnership Strategy 12 Africa and Developing Countries Hospitals and Community Physician Practices Healthcare Systems and Government Organizations Retail Pharmacies and Clinics Consumers and Employers Global Health Foundations Establish Partnerships Create Panels that Address Market Needs Rollout Relevant Menu to Partner Sites “Expand” Further Expand Menu at Partner Sites “Exponentially Expand” For the Amira System, LumiraDx plans to pursue a B2C over - the - counter rollout strategy to drive commercial adoption for mass “at - home” screening Italy’s Healthcare System United Kingdom’s Healthcare System Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

# Addressing The Most Common Conditions

*Robust pipeline of test rollouts over the next twelve months*

| Test | Status | Area | Regulatory Cleared Markets | 12 Month Regulatory Submissions or Certifications [1] |
|---|---|---|---|---|
| **COVID-19 antigen** | Regulatory Cleared | Infectious Disease | US (EUA), Europe, Japan, Latin America | - |
| **COVID-19 antibody** | Regulatory Cleared | Infectious Disease | Europe | US, Japan, Africa |
| **COVID-19 pool** | Regulatory Cleared | Infectious Disease | Europe | US (EUA), Africa |
| **INR** | Regulatory Cleared | Coagulation Disorders | Europe | US, Latin America |
| **D-Dimer** | Regulatory Cleared | Coagulation Disorders / Cardiovascular Disease | Europe | US |
| **Flu A/B + COVID-19 antigen** | In Development | Infectious Disease | – | US (EUA), Japan, Europe, Africa |
| **CRP** | In Development | Infectious Disease | – | Europe, Japan, Africa |
| **HbA1c** | In Development | Cardiovascular Disease | – | US, Europe |
| **Flu A/B + RSV** | In Development | Infectious Disease | – | US, Europe |
| **High Sensitivity Troponin I** | In Development | Cardiovascular Disease | – | US, Europe |
| **HIV Molecular** | In Development | Infectious Disease | – | –[2] |
| **COVID-19 antigen - Amira** | In Development | Infectious Disease | – | Africa, US, Europe [3] |

(1) We expect to submit a request for regulatory approval, authorization, clearance or self-certify, as applicable, in the next 12 months in the markets listed for each test
(2) We plan to submit a prequalification submission to the World Health Organization in next 12 months
(3) We expect to submit a request for regulatory approval, authorization, clearance or self-certify, as applicable, in the fall of 2021 in the markets listed for the test

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Key Metrics Snapshot Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 14 30+ # of Tests in Pipeline $334M Estimated Cash Balance as of 3/31/21 15M+ Platform Test Manufacturing Capacity per Month 1K+ Platform Instruments Manufactured per Week >13 K Platform Instruments Shipped Since Sept 20’ 7 Regulatory Cleared Tests * 6 0+ # of Countries with Instrument Placements Annual Revenue ($M) $600 - 1,000 *Includes 5 platform and 2 laboratory approved tests >$1B Total Capital Raised $139 2020 2021E

Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Transforming Community - Based Healthcare LumiraDx Platform 15

# Large and Underpenetrated Testing Market

*Accelerated near-term market growth due to COVID-19*

**Global Diagnostics Testing Market (incl. COVID-19)**



$12.3B
$12.0B
$44.9B
$19.0B
$6.0B
$94.2B
Self-Testing POC
Professional POC
Central Lab
Covid-19 Ag & Ab
Covid-19 Molecular
Total

***Represents a ~$76B growth opportunity for LumiraDx's POC testing to take testing volume share***

**Testing Prices**



Base Price
2 – 3x
Central Lab
5 – 10x
Central Lab
Central Lab
LumiraDx POC
Other POC

***POC's limited market share is due to limited menu of expensive tests. LumiraDx sees a significant opportunity to expand POC market share with broader test menu and performance similar to central laboratory with lower prices at POC.***

Note: Global Diagnostics Testing Market and Testing Prices based on company estimates and exclude the mass screening market which we intend to target with our Amira System, assuming completion of development and regulatory approval.

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Simplifies, Scales Down and Integrates Principles Used in Lab Systems Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 17 LumiraDx Platform Central Lab System Common Transduction Fluorescence / electrochemical Fluorescence / chemiluminescence Precise Fluidic Control Piezo bender / test strip bladder Syringe pumps No Sample Matrix Bias Gas wash / liquid - free image Multiple buffer washes Non - Specific Binding Control Particle coating / anti - hama Assay design / anti - hama Calibration Bias Calibration to lab standard Calibration to lab standard Assay Precision Materials, process, assay controls Chemistry, assay controls

# Next Gen, Microfluidic Immunofluorescence Technology Drives High Sensitivity At Point Of Care



Sample and reagents actively mixed in channels
4 Sandwich assay binding
Assay Binding View
SARS-CoV-2 NP
Present in the Sample
Mag Particle
Fluorescent Latex
Mag
Latex
Mag-SARS/
SARS-CoV-2 NP Ab
SARS/SARS-CoV-2
NP Ab-Latex
6 Sample and any unbound label removed using air
Magnet
8 Results displayed
12 Minutes
Sample
3
2
1
Active fluidics move sample
Sample added
Magnet
5 Magnetic field captures bound particles
Optical Reader Engine
Magnet
7 Dry, clear fluorescent signal measured

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Smart Connectivity Digital instructions Automatic display of results and reporting Data analytics and decision support Seamless, secure digital connectivity to the cloud and hospital IT systems Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 19

20 (1) Tests included represent some COVID - 19 antigen tests that have received EUA. Sources: Product inserts and Emergency Use Authorization documentation for such products. 111 LumiraDx Ag Quidel Sofia (1) BD Veritor (1) Abbott BinaxNOW (1) Technology Microfluidic Test Strip with Instrument Lateral Flow with Reader Lateral Flow with Reader Lateral Flow COV - 2 Sensitivity 97.6% 96.7% 84.0% 84.6% Confidence Interval 91.6 – 99.3% 83.3 – 99.4% 67.0 – 93.0% 76.8 – 90.6% Intended Use Days Post Symptoms 12 5 5 7 Data Set Nasal Swab – 83 Nasal Swab – 30 Nasal Swab – 31 Nasal Swab – 117 LOD TCID 50 per mL Direct – 32 TCID 50 per mL Direct – 113 TCID 50 per mL Direct – 140 TCID 50 per mL Direct – 141 COV - 2 Specificity 96.6% 100% 100% 98.5% Time - to - Results 12 Minutes 15 Minutes 15 Minutes 15 Minutes Sample Types Nasal Nasal, NP Nasal Nasal COVID - 19 Antigen — LumiraDx Platform POC Competitive Landscape Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Fastest, most sensitive antigen POC test currently commercially available

High Sensitivity Up to Ct<33 Enables Fast, Accurate Detection of Infective Individuals Source: Adapted from La Scola, B. et al. Eur J Clin Microbiol Infect Dis. 2020; 39(6):1059 – 1061 Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 21

# The Incremental Sensitivity Has Public Health Impact


Lateral Flow Antigen Tests
LumiraDx SARS-CoV-2 Ag
PCR – Remnant RNA

- ~50% of COVID-19 patients measure Ct>25 and 30% measure Ct>30 on PCR and are potentially missed by antigen lateral flow tests[1]
- LumiraDx COVID-19 antigen test demonstrates high sensitivity at Ct<33
  - **100% sensitivity at CT<33 in clinical studies**
  - **97.6% overall positive agreement with PCR for samples collected within 12 days from symptom onset (DSO)**
  - **12 DSO is almost 2 times greater than any other antigen test**
- LumiraDx COVID-19 antigen test can detect 10-30%* of incremental cases, high coverage of all infective individuals

*Based on company estimate
(1) Ct values differ by platform, and the distribution varies by population; these are some estimates based on literature.

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# Broader Diagnostic Portfolio — LumiraDx Platform

| | Large Existing Dx Testing Volumes | | |
|---|---|---|---|
| **Testing Categories** | Large, **Concentrated POC** Testing Categories with **Further Growth Potential** | Large, **Fragmented POC** Testing Categories with **Further Growth Potential** | **Small POC Testing** Categories with **Large Potential** |
| **Examples** | • INR<br>• HbA1c<br>• CRP | • Flu A/B + RSV<br>• Flu A/B + COVID-19 | • High Sensitivity Troponin I<br>• D-Dimer<br>• HIV Molecular |
| **Our Approach** | • Deliver benchmark POC performance<br>• Offer product at discounted price<br>• Offer key companion tests<br>• Grow POC testing market | • Combine high clinical performance with competitive price<br>• Differentiate with single platform approach and companion testing | • Develop lab comparable performance test<br>• Offer at small premium to lab prices<br>• Ensure POC usability<br>• Drive volumes to POC |

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Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Amira System 24

Mass Screening and Home Testing System for COVID - 19 Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. System comprises: A small, battery operated, disposable device The Amira COVID - 19 test kit A phone/tablet application for test management & reporting Submitted pre - EUA request to FDA in March 2021 and plan to obtain CE Mark for POC and over - the - counter applications in the fall of 2021. Further opportunities in screening and home testing. 25

Diagnostic Testing of High - Risk Subjects Screening of Socializing Populations Regular, Preventative Testing of General Population Large Preventative COVID - 19 Testing Opportunity 26 Symptomatic patient testing Rapid testing of high - risk groups (e.g., nursing homes, healthcare workers) Screening at public events, airports, schools and workplaces 45 – 55% of total population 20 – 30% tested 2 - 3 times per month Screening at schools, universities and workplaces 45 – 55% of total population 80 – 100% tested 1 - 3 times per week $5 – 15 Billion Market with Significant Expansion Potential (1) Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. (1) Based on company estimates Note: Metrics based on company estimates

Amira – High Sensitivity Mass Testing Solution 27 Amira is addressing the $5 - 15B decentralizing mass COVID - 19 market opportunity (1) Price Per Test Anticipated Daily Production (Millions of tests) Information Not Available $50 Note 1: Daily production for Lucira, Ellume, and Abbott are current estimates based on certain publicly made statements and L umi raDx’s is anticipated production capacity by the fall of 2021. (1) Company estimate (2) Anticipated price $30 $5 - 25 $2 - 4 (2) 2 - 3 10 2 - 4 Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

Lab Solutions Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 28

Fast Lab Solutions Value Proposition Fast Lab Solution utilizes LumiraDx’s innovative qSTAR molecular amplification technology in an accessible high - throughput format to leverage current molecular laboratory operations which improves efficiency and speed Efficiency Increase testing capacity 2 - 5x over common molecular system Speed Rapid amplification time in minutes not hours Accessible Leverages common high throughput platforms Menu Potential opportunities in respiratory and infectious diseases inc. panels Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 29

# Fast Lab RNA STAR – COVID-19 Product Overview

| | LumiraDx SARS CoV-2 RNA STAR<br>EUA Authorized | LumiraDx SARS CoV-2 RNA STAR Complete<br>EUA Authorized |
|---|---|---|
| **Sample Types** | Nasopharyngeal, Nasal, Oropharyngeal | Nasopharyngeal, Nasal, Oropharyngeal<br>[RUO saliva available] |
| **Sample Collection** | Swab in Viral Transport Media (VTM) | Direct swab or VTM (1 mL) [RUO saliva available] |
| **Limit of Detection (LoD)** | 0.5 copy/uL | 1.8 copy/uL |
| **Upfront Workflow (approx.)** | Dependent on Extraction Method<br>Approximately 2-2.5 hours | 10-minute Master Mix prep |
| **Time to Result** | 12-minute amplification | 20-minute amplification |
| **Extraction Systems** | QIAsymphony, MagMAX Viral/Pathogen II, QIAamp Viral RNA Mini Kit | N/A |
| **Thermocyclers** | ABI 7500 Fast Dx, QuantStudio, Agilent AriaMx, LightCycler 480ii, Agilent Mx3005P | ABI 7500 Fast Dx, QuantStudio (5, 7 Flex & 7 Pro), Agilent AriaMx, LightCycler 480ii, Biorad CFX-96 Agilent Mx3005P |

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Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Commercial 31

Global Commercial Footprint >1,200 employees, of which 131 are commercial employees (as of 3/31/21) located in 17 countries Direct sales and marketing operations in the US, most Western European countries, Japan, South Africa, Colombia and Brazil Over time, plan to: Operate with a direct commercial presence in each of the largest diagnostics markets, including China, India and Southeast Asia Collaborate with distribution partners and medical wholesalers to ensure broad access globally Commercial Status Commercial Overview As of 3/31/21, shipped 13,000+ LumiraDx Platform Instruments with 800+ customers across 60+ countries Instrument Placement Locations Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. 32

Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only Large Scale Manufacturing Infrastructure Enabling Global Growth Instruments Test Strips LumiraDx Platform Manufactured by Flextronics in Althofen, Austria Manufactured on a common platform using a high volume, web - based, automated process Capacity of 15M+ test strips per month in January 2021 and 35 - 45M test strips per month by mid - 2021 Located in Scotland and U.S. (strips and components) Amira System Manufactured in US/planned Mexico Manufactured in similar fashion to platform test strips Expected capacity of 10M test strips per day by the fall of 2021 Located in England 33

Protected by Extensive IP Portfolio 34 Ring - fence model with multi - layer protection approach Significant and growing patent estate relating to our Platform technologies, clinical assays, Amira System and related technologies At least 10 US patents, 7 pending US non - provisional patent applications, 7 pending US provisional applications At least 60 foreign patents, 60 pending foreign patent applications, and 4 pending PCT patent applications Strong focus on protection of confidential know - how and trade secrets Note: Data as of March 31, 2021. Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

Summary Investment Highlights 35 1 2 3 4 5 Disruptive solutions for Point Of Care “POC” and mass testing Superior performance and expansive test menu at competitive cost Pipeline of 30+ diagnostic tests to drive platform utilization from large installed base Significant revenue ramp from major strategic and government partners Successful manufacturing scale - up enabling global growth strategy Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only.

Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. Financial Overview 36

Recent Operating Results 37 Three Months Ended Year Ended December 31, 2020 December 31, 2020 Revenue $112,274 $139,153 Operating Income/(Loss) $2,824 (100,721) Net Loss 1 (71,062) (240,997) Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. ($ stated in Thousands) (1) Net Losses include $71,341 and $138,479 of net non - cash finance expenses in 4Q20 and full - year 2020 respectively

LumiraDx 97.1% Sources LumiraDx Equity $5,000 CAHC Cash Held in Trust 1 $115 Total Sources $5,115 Uses LumiraDx Equity $5,000 Cash to LumiraDx Balance Sheet $99 Estimated Combined Fees & Expenses $16 Total Uses $5,115 Shares Outstanding 515 Price Per Share $10.00 Market Capitalization $5,148 Less Cash Balance 2 $(433) Plus Debt 3 $318 Enterprise Value $5,033 Pro - Forma Terms of the Transaction (Based on 3/31) 38 CAHC Public Investor Shares 2.2% CAHC Sponsor Shares 0.6% Confidential and Proprietary Copyright © 2021 LumiraDx Ltd. All Rights Reserved, Worldwide. For discussion purposes only. (Stated in Millions other than per share and percentage metrics) (1) Assumes no redemptions (2) Assumes company cash balance as of 3/31/2021 of $334M plus $115M from cash in trust minus $16M of estimated combined fees & e xpe nses (3) Includes $300M of BioPharma Credit debt, $18M The Gates Foundation debt, and excludes convertible debt that will be converted as a part of the transaction Note 1: Numbers presented are pro forma, estimated as of 3/31/2021, and exclude any funding from Capital One Note 2: Excludes 5.75M public warrants Pro Forma Ownership • No existing LumiraDx shareholders will be selling shares • The additional capital and new financing commitments and cash from operations will provide growth capital to support increasing product demand, continued R&D activities and commercial and manufacturing expansion. • The transaction is currently expected to close by the end of the second quarter/beginning of the third quarter of 2021. Pro Forma Valuation Key Points Sources and Uses